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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): October 22, 2002

                        Commission File Number: 333-82617

Michigan                Venture Holdings Company LLC            38-3470015

Michigan                Vemco, Inc.                             38-2737797

Michigan                Venture Industries Corporation          38-2034680

Michigan                Venture Mold & Engineering Corporation  38-2556799

Michigan                Venture Leasing Company                 38-2777356

Michigan                Vemco Leasing, Inc.                     38-2777324

Michigan                Venture Holdings Corporation            38-2793543

Michigan                Venture Service Company                 38-3024165

Michigan                Experience Management, LLC              38-3382308

Michigan                Venture Europe, Inc.                    38-3464213

Michigan                Venture EU Corporation                  38-3470019

(State or other         (Exact name of registrant as            (I.R.S. Employer
jurisdiction of         specified in its charter)               Identification
incorporation or                                                Number)
organization)

                  33662 James J. Pompo, Fraser, Michigan 48026
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (586) 294-1500

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure.

         A one-hour telephone conference call to discuss certain current issues that have been presented to Venture Holdings Company LLC and its subsidiaries ("Venture") will be held on:

         Date:                              Friday, October 25, 2002

         Time:                              10:30 a.m. Eastern

         Toll-free call-in number:          Domestic: 888-428-4471

                                            International: 612-332-0637

         Participants are asked to begin dialing in to the conference call ten minutes before its scheduled start time.

         Participating in the call on behalf of Venture will be James E. Butler, Executive Vice President.

         Venture will endeavor to answer as many questions as possible during the conference call, however, Venture requests that participants submit their questions prior to the conference call, via e-mail to pressquestions@ventureindustries.com, in order to allow more participants to ask questions and to permit Venture to provide as much information as possible during the call. Venture requests that each participant ask only one question at a time to allow as many participants as possible to participate. While Venture will attempt to answer as many questions as possible, not all questions can be answered.

         There will not be any replay of the conference call available following the call.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VENTURE HOLDINGS COMPANY LLC
                                    VEMCO, INC.
                                    VENTURE INDUSTRIES CORPORATION
                                    VENTURE MOLD & ENGINEERING CORPORATION
                                    VENTURE LEASING COMPANY
                                    VEMCO LEASING, INC.
                                    VENTURE HOLDINGS CORPORATION
                                    VENTURE SERVICE COMPANY
                                    EXPERIENCE MANAGEMENT LLC
                                    VENTURE EUROPE, INC.
                                    VENTURE EU CORPORATION


Date: October 22, 2002              By:     /s/ James E. Butler
                                       -----------------------------------------
                                       James E. Butler
                                       Executive Vice President





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